----------------------------------------------------------

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INVESTMENT ADVISER AND MANAGER
Cardinal Management Corp.
155 East Broad Street
Columbus, Ohio 43215

DISTRIBUTOR
The Ohio Company
155 East Broad Street
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND PAYING AGENT
Cardinal Management Corp.
215 East Capital Street
Columbus, Ohio 43215

CUSTODIAN
The Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

LEGAL COUNSEL
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                            ------------------------

This report has been prepared for the information of shareholders of Cardinal Government Obligations Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus.

---------------------------------------------------------
----------------------------------------------------------

----------------------------------------------------------

---------------------------------------------------------

                                    CARDINAL
                                   GOVERNMENT
                                  OBLIGATIONS
                                      FUND
                           -------------------------
                                 ANNUAL REPORT
                           -------------------------

                               SEPTEMBER 30, 1995

                                   (LOGO)*()

---------------------------------------------------------
----------------------------------------------------------

DEAR CARDINAL SHAREHOLDER:

--------------------------------------------------------------------------------

Thank you for your confidence and investment in the Cardinal Family of Funds. We appreciate your support and extend a special welcome to all new shareholders. We are pleased to provide you with our Annual Report for the fiscal year ended September 30, 1995.

Over the past decade, the mutual fund industry has experienced an unprecedented level of growth. Between 1984 and 1995, the number of mutual fund shareholders has increased from approximately 20 million to over 75 million. At The Ohio Company, we believe that this phenomenal growth rate is attributable to the special benefits that mutual funds provide, in particular professional management. A team of professional managers gives every investor access to full-time experts who evaluate economic trends, monitor the markets and select individual securities.

What distinguishes our professional portfolio management team? Talent and experience. The investment professionals responsible for managing the Cardinal Family of Funds possess, on average, more than seventeen years of investment experience. Collectively, our team of portfolio managers have guided assets through bull markets, bear markets and uncertain markets. While each has a specialized role, our team works together toward one primary goal: To attain superior investment results according to each fund's investment objective.

We remain committed to providing you with outstanding investment performance and top quality shareholder services. We look forward to meeting your investment needs in the years to come and welcome your comments and suggestions.

Sincerely,

       H. Keith Allen             Frank W. Siegel, CFA
       Chairman                       President

--------------------------------------------------------------------------------

On behalf of the Cardinal Government Obligations Fund Trustees and Officers, we are pleased to present our September 30, 1995 Annual Report which contains audited financial statements including the portfolio of investments.

When we communicated with you at the end of our 1994 fiscal year, your management felt that 1995 would be a good year for the fixed-income markets as the economy was projected to make a soft landing, and inflation would remain under control. With that outlook, we made adjustments in your Fund's portfolio of mortgage-backed securities by extending the average life of the portfolio which allowed the Fund to more fully participate in the expected market rally. As anticipated, interest rates fell sharply, and the past 12 months have indeed been one of the best periods on record for the fixed-income markets. The Cardinal Government Obligations Fund participated in the market rally and produced a total return of 11.27%, while gaining $0.22 in net asset value per share during the year that ended September 30, 1995.

As we look ahead, the projections for the domestic economy remain optimistic, but the outlook for some of our major trading partners is less than rosy. In the near term, inflation should remain under control. Longer term, there are some troublesome signs appearing, mainly in those sectors of the global economy where commodity prices have increased steadily over the past few years. Additionally, there are continuing concerns about the Japanese banking system because of the heavy concentration of questionable real estate loans in those institutions. Our efforts will be directed toward maintaining a portfolio with a low level of price volatility to assure the preservation of the Fund's capital while continuing to provide as high a dividend payout as is possible.

We thank you for your continuing support and look forward to assisting you in meeting the challenges the future is sure to bring.

       H. Keith Allen
       Chairman

As portfolio manager for Cardinal Government Obligations Fund, John R. Carle is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Carle has 28 years of investment management experience and has been the portfolio manager for Cardinal Government Obligations Fund since its inception in 1986.
                                      Frank W. Siegel  John R. Carle
                                      President        Executive Vice President

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
RETURN ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

The Salomon Mortgage Fund Index is considered to be a broad based market index for the purpose of this presentation. The value of the Cardinal Government Obligations Fund investment includes the relevant fund expenses and sales load, whereas, the value of the investment in the Salomon Mortgage Fund Index does not. Past performance is not predictive of future performance.

                                                   Cardinal
                                    Salomon       Government
      Measurement Period         Mortgage Fund    Obligations
    (Fiscal Year Covered)            Index           Fund
03-Feb-86                                10000            9550
30-Sep-86                                10410           10088
30-Sep-87                                10608           10170
30-Sep-88                                12199           11486
30-Sep-89                                13541           12498
30-Sep-90                                14881           13752
30-Sep-91                                17307           15549
30-Sep-92                                19245           16929
30-Sep-93                                20573           17746
30-Sep-94                                20368           17698
30-Sep-95                                23117           19698

                                                               AVERAGE ANNUAL TOTAL RETURN*
                                                           FOR THE PERIODS ENDING SEPTEMBER 30,
                                                                           1995:
                                                           -------------------------------------
                                                                                     SINCE
                                                           ONE       FIVE         FEBRUARY 3,
                                                           YEAR      YEARS          1986**
                                                           ----      ----      -----------------
     Cardinal Government Obligations Fund...............   6.29%     6.47%            7.27%
                                                           ====      ====      =================

 * Returns include all relevant fund expenses and sales load.

** Date of commencement of operations.

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

                                                                                PRINCIPAL      VALUE
                                 SECURITIES                                      AMOUNT      (NOTE 1)
----------------------------------------------------------------------------    --------     ---------
DIRECT U.S. GOVERNMENT OBLIGATIONS 1.35%
U.S. Treasury Notes, 6.50% maturing 8/15/05.................................    $  2,000     $  2,050
                                                                                --------     ---------
      TOTAL DIRECT U.S. GOVERNMENT OBLIGATIONS..............................       2,000        2,050
                                                                                --------     ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS 99.44%
GNMA I PL Notes, 8.00% maturing 9/15/23 through 8/15/35.....................       4,692        4,757
GNMA I PL Notes, 8.15% maturing 1/15/24.....................................       2,334        2,411
GNMA I PL Notes, 8.25% maturing 11/15/96 through 11/15/34...................      11,903       12,171
GNMA I PL Notes, 8.50% maturing 6/15/22 through 12/15/30....................       8,868        9,223
GNMA I PL Notes, 8.75% maturing 8/15/24 through 4/15/25.....................       3,614        3,777
GNMA I PL Notes, 9.00% maturing 10/15/21 through 12/15/34...................       7,997        8,336
GNMA I PL Notes, 9.25% maturing 3/15/30 through 2/15/33.....................       1,658        1,746
GNMA I PL Notes, 9.50% maturing 1/15/19 through 8/15/22.....................       1,309        1,343
GNMA I PL Notes, 9.75% maturing 12/15/25....................................       1,879        1,981
GNMA I PL Notes, 10.25% maturing 2/15/17 through 12/15/22...................       1,644        1,705
GNMA I PL Notes, 10.50% maturing 7/15/14....................................       1,039        1,080
GNMA I Notes, 8.00% maturing 10/15/24 through 5/15/25.......................       3,880        3,992
GNMA I Notes, 8.50% maturing 5/15/16 through 8/15/17........................      11,463       12,032
GNMA I Notes, 8.75% maturing 12/15/16 through 1/15/25.......................       1,916        2,021
GNMA I Notes, 9.00% maturing 5/15/16 through 4/15/21........................      23,411       24,837
GNMA I Notes, 9.50% maturing 4/15/16 through 3/15/20........................       2,106        2,259
GNMA I Notes, 11.00% maturing 1/15/10 through 6/15/20.......................       6,775        7,605
GNMA II Notes, 9.00% maturing 10/20/15 through 10/20/19.....................      10,629       11,170
GNMA II Notes, 9.50% maturing 1/20/16 through 12/20/22......................       5,331        5,649
GNMA II Notes, 10.00% maturing 1/20/14 through 12/20/21.....................      11,416       12,401
GNMA II Notes, 10.50% maturing 9/20/13 through 9/20/19......................       2,421        2,639
GNMA II Notes, 11.00% maturing 10/20/13 through 1/20/21.....................       2,806        3,074
Fed. Home Loan Mtg. Corp., 7.00% maturing 9/01/10...........................       3,055        3,067
Fed. Home Loan Mtg. Corp., 7.50% maturing 5/01/09 through 6/01/10...........       5,318        5,414
Fed. Home Loan Mtg. Corp., 8.00% maturing 11/01/09 through 7/01/10..........       6,000        6,171
                                                                                --------     ---------
      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................     143,464      150,861
                                                                                --------     ---------
REPURCHASE AGREEMENTS, FULLY COLLATERALIZED BY U.S. GOVERNMENT OBLIGATIONS 0.66%
Fifth Third Bank, 6.25%, dated 9/29/95, due 10/02/95........................       1,000        1,000
                                                                                --------     ---------
      TOTAL REPURCHASE AGREEMENTS...........................................       1,000        1,000
                                                                                --------     ---------
      TOTAL INVESTMENTS (COST $152,787) 101.45%.............................    $146,464     $153,911
                                                                                ========     =========

GNMA -- Government National Mortgage Association
PL -- Project Loan
Cost also represents cost for Federal income tax purposes.

See accompanying notes to financial statements.

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

ASSETS
Investments in securities, at value (cost $152,787)...........................    $ 153,911
Cash..........................................................................          338
Interest receivable...........................................................        1,101
Receivable for Fund shares sold...............................................           23
Other assets..................................................................          112
                                                                                  ---------
          Total assets........................................................      155,485
                                                                                  ---------
LIABILITIES
Payable for investment securities purchased...................................        3,094
Dividends payable.............................................................          405
Payable for Fund shares redeemed..............................................          152
Accrued investment management, accounting and transfer agent fees (note 3)....           83
Other accrued expenses........................................................           40
                                                                                  ---------
          Total liabilities...................................................        3,774
                                                                                  ---------
COMMITMENTS AND CONTINGENCIES (NOTE 4)
NET ASSETS--applicable to 18,543,620 outstanding no par value shares of
  beneficial interest (unlimited number of shares authorized).................    $ 151,711
                                                                                  =========
NET ASSET VALUE PER SHARE.....................................................    $    8.18
                                                                                  =========

See accompanying notes to financial statements.

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME:
Interest.........................................................................    $13,679
                                                                                     -------
EXPENSES:
Investment management fees (note 3)..............................................        784
Transfer agent fees and expenses (note 3)........................................        174
Accounting fees (note 3).........................................................         41
                                                                                     -------
            Total affiliated expenses............................................        999
                                                                                     -------
Custodian fees...................................................................         47
Professional fees................................................................         51
Reports to shareholders..........................................................         33
Directors' fees..................................................................         19
Registration fees................................................................          7
Other expenses...................................................................         50
                                                                                     -------
            Total non-affiliated expenses........................................        207
                                                                                     -------
            Total expenses.......................................................      1,206
                                                                                     -------
            Net investment income................................................     12,473
                                                                                     -------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 2):
Net realized loss from security transactions.....................................     (4,514)
Increase in unrealized gain on investments.......................................      8,934
                                                                                     -------
            Net realized loss and increase in unrealized gain on investments.....      4,420
                                                                                     -------
            Net increase in net assets from operations...........................    $16,893
                                                                                     ========

See accompanying notes to financial statements.

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------

YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                           1995         1994
                                                                         --------     --------
FROM OPERATIONS:
Net investment income................................................    $ 12,473     $ 14,842
Net realized loss from security transactions.........................      (4,514)      (5,070)
Increase (decrease) in unrealized gain on investments................       8,934      (10,125)
                                                                         --------     --------
     Net increase (decrease) in net assets from operations...........      16,893         (353)
                                                                         --------     --------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions of net investment income ($.64 and $.65 per share,
  respectively)......................................................     (12,572)     (14,708)
                                                                         --------     --------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of Fund shares....................................       5,355       12,690
Net asset value of Fund shares issued in connection with reinvestment
  of distributions to shareholders...................................       7,272        8,662
                                                                         --------     --------
                                                                           12,627       21,352
Cost of Fund shares redeemed.........................................     (34,766)     (45,645)
                                                                         --------     --------
     Decrease in net assets derived from capital share
      transactions...................................................     (22,139)     (24,293)
                                                                         --------     --------
     Net decrease in net assets......................................     (17,818)     (39,354)
NET ASSETS--beginning of period......................................     169,529      208,883
                                                                         --------     --------
NET ASSETS--end of period (overdistributed net investment income of
  $100 and $2, respectively).........................................    $151,711     $169,529
                                                                         =========    =========

See accompanying notes to financial statements.

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

(1) -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cardinal Government Obligations Fund (the "Fund") is a diversified, open-end investment company created under the laws of Ohio by a Declaration of Trust dated November 15, 1985 and is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation -- Portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price. If no quotations are available, portfolio securities are valued in good faith by the Board of Trustees of the Fund to reflect their fair value.

Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are recognized as realized gains or losses from security transactions as securities are sold or as principal reductions are received. In determining the net realized gain or loss on securities sold, the cost of the securities has been determined on first-in, first-out (FIFO) cost basis.

Federal Income Taxes -- No provision has been made for Federal taxes on the Fund's income, since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income and capital gains within the required time to relieve it from all, or substantially all, Federal income taxes.

Dividends to Shareholders -- Dividends are declared and accrued daily and (for those shareholders not electing cash distribution of dividends) automatically reinvested monthly, at net asset value, in additional shares of the Fund.

(2) -- PURCHASES AND SALES OF SECURITIES

Purchases and sales of U.S. government agency obligations (excluding short-term obligations) during the year ended September 30, 1995 aggregated $57,596,492 and $60,730,057, respectively.

As of September 30, 1995, gross unrealized gains and gross unrealized losses on investment securities were $2,136,800 and $1,012,380, respectively; resulting in a net unrealized gain of $1,124,420 on investment securities with a cost basis of $152,786,945.

(3) -- TRANSACTIONS WITH AFFILIATES

As investment manager for the Fund, Cardinal Management Corp. (CMC), an affiliated company, is allowed an annual fee of 0.5% of the average daily net assets of the Fund. CMC has agreed that if the aggregate expenses of the Fund, as defined, for any fiscal year exceed the expense limitation of any state having jurisdiction over the Fund, CMC will refund to the Fund, or otherwise bear, such excess. This limitation did not affect the calculation of the management fee during the year ended September 30, 1995.
                                                                     (continued)

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

CMC also serves the Fund as transfer agent and fund accountant. Transfer agent service fees are based on a monthly charge per shareholder account plus out-of-pocket expenses. Accounting service fees are based on the monthly average net assets of the Fund. For the year ended September 30, 1995 the Fund paid or accrued $174,394 and $40,879 for transfer agent and fund accounting services, respectively.

The Ohio Company, sole shareholder of CMC, acting as distributor for the Fund, reported that it received commissions after discounts to dealers from the sale of shares of the Fund of $147,536 for the year ended September 30, 1995.

(4) -- COMMITMENTS AND CONTINGENCIES

The Fund has an available $5,000,000 line of credit with its custodian, Fifth Third Bank, which was unused at September 30, 1995. When used, borrowings under this arrangement are secured by portfolio securities and can be used only for short term needs of the Fund. No compensating balances are required and the arrangement bears an interest rate of 106% of the custodian's prime lending rate.

Fidelity Bond and Errors and Omissions insurance coverage for the Fund and its officers and trustees has been obtained through ICI Mutual Insurance Company (ICI Mutual), an industry-sponsored mutual insurance company. Included in other assets of the Fund is a deposit of $30,644, for the initial capital of ICI Mutual. The Fund is also committed to provide $91,932 should ICI Mutual experience the need for additional capital contributions.

Included in other assets is a $61,000 certificate of deposit which collateralizes a standby letter of credit in connection with the Fund's participation in ICI Mutual. This amount is not available for investment.

(5) -- CAPITAL STOCK

At September 30, 1995, there were an unlimited number of shares of no par value capital stock authorized and the capital amounts were as follows:

Paid in capital....................................................................    $ 173,076,183
Accumulated net realized loss on investments.......................................      (22,389,694)
Unrealized gain on investments.....................................................        1,124,420
Overdistributed net investment income..............................................         (100,238)
                                                                                       -------------
Net assets.........................................................................    $ 151,710,671
                                                                                       =============

For tax purposes, the accumulated net realized loss on investments (capital loss carryforwards) of approximately $22,800,000 expire throughout the next eight years. Approximately $3,800,000 of capital loss carryforwards expired during the year ended September 30, 1995. The Fund will not declare any capital gain distributions until the carryforwards have been offset or expired.

CARDINAL GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SEPTEMBER 30, 1995

Transactions in capital stock were as follows:

                                                                                 YEARS ENDED
                                                                                SEPTEMBER 30,
                                                                         ---------------------------
                                                                            1995            1994
                                                                         -----------     -----------
Shares sold..........................................................        669,572       1,514,461
Shares issued in connection with reinvestment of distributions to
  shareholders.......................................................        908,617       1,045,107
                                                                         -----------     -----------
                                                                           1,578,189       2,559,568
Shares repurchased...................................................     (4,320,495)     (5,478,768)
                                                                         -----------     -----------
Net decrease.........................................................     (2,742,306)     (2,919,200)
Shares outstanding:
Beginning of period..................................................     21,285,926      24,205,126
                                                                         -----------     -----------
End of period........................................................     18,543,620      21,285,926
                                                                          ==========      ==========

(6) -- SUBSEQUENT EVENT

On November 13, 1995 the Board of Trustees approved an Agreement and Plan of Reorganization and Liquidation between the Fund and The Cardinal Group ("TCG"). The plan calls for the transfer of all assets and liabilities of the Fund to a series of TCG with the same basic investment objectives and restrictions. The Trustees have determined that this action is in the best interests of the shareholders of the Fund and TCG. Shareholder approval will be sought and is needed to ratify the transaction.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for each share of capital stock outstanding throughout each period:

                                                             YEARS ENDED SEPTEMBER 30,
                                            ------------------------------------------------------------
                                              1995         1994         1993         1992         1991
                                            --------     --------     --------     --------     --------
Net Asset Value, beginning..............    $   7.96     $   8.63     $   8.95     $   8.99     $   8.71
                                            --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.................        0.64         0.66         0.74         0.80         0.81
  Net realized and unrealized gains
     (losses) on securities.............        0.22        (0.68)       (0.32)       (0.04)        0.28
                                            --------     --------     --------     --------     --------
Total from investment operations........        0.86        (0.02)        0.42         0.76         1.09
                                            --------     --------     --------     --------     --------
Less distributions:
  Dividends.............................       (0.64)       (0.65)       (0.74)       (0.80)       (0.81)
                                            --------     --------     --------     --------     --------
Net Asset Value, ending.................    $   8.18     $   7.96     $   8.63     $   8.95     $   8.99
                                            =========    =========    =========    =========    =========
Ratios/Supplemental Data:
Total return............................       11.27%       (0.27%)       4.83%        8.87%       13.07%
                                            =========    =========    =========    =========    =========
Net assets, ending (000)................    $151,711     $169,529     $208,883     $172,139     $128,569
                                            =========    =========    =========    =========    =========
Ratio of expenses to average net
  assets................................        0.76%        0.75%        0.73%        0.76%        0.76%
                                            =========    =========    =========    =========    =========
Ratio of net investment income to
  average net assets....................        7.93%        7.88%        8.32%        8.89%        9.20%
                                            =========    =========    =========    =========    =========
Portfolio turnover rate.................       36.71%       21.95%       24.94%       17.15%       34.81%
                                            =========    =========    =========    =========    =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Cardinal Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Cardinal Government Obligations Fund (the Fund), including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 1995, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cardinal Government Obligations Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP
Columbus, Ohio
November 17, 1995

                      [THIS PAGE LEFT BLANK INTENTIONALLY]

                             THE CARDINAL FUND INC.
                      CARDINAL GOVERNMENT SECURITIES TRUST
                        CARDINAL TAX EXEMPT MONEY TRUST
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                    155 E. Broad St.    Columbus, Ohio 43215

            New Accounts and                              Toll-free Lines
            General Information:                          In Ohio 800-282-9446
            (614) 464-5511                                Outside Ohio 800-848-7734